
Rubio's

2008 Southern California Investor Conference
September, 2008

rubios.com

Forward-Looking Statements

Some of the information in this presentation may contain forward-looking statements regarding future events or the future financial performance of the Company. Forward-looking statements are based on management's current plans and assumptions and are subject to known and unknown risks and uncertainties, which may cause actual results to differ materially from expectations. You should not place reliance on forward-looking statements. The following are some of the considerations and factors that could materially affect our results: changes in comparable store sales growth and revenues, increased product costs, labor expense and other restaurant costs, the success of our promotions and marketing strategies, our ability to recruit and retain qualified personnel, adverse effects of weather, adequacy of reserves related to closed stores or stores to be sold, increased depreciation, asset write downs, or implementation costs related to the Rubio's marketing and concept positioning initiatives, our ability to manage ongoing and unanticipated costs, such as costs to comply with the Sarbanes-Oxley Act and other regulatory initiatives, litigation costs, our ability to implement a franchise strategy, our ability to open additional or maintain existing restaurants in the coming periods and the effects of ever-increasing competition. These and other factors that could materially affect our results can be found in our filings with the SEC including, without limitation, in the "Risk Factors" section of our most recent Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q. The Company undertakes no obligation to release publicly the results of any revision to these forward-looking statements to reflect events or circumstances following the date of this presentation.

Who We Are…

- Fast Casual Mexican Concept inspired by the bold and distinctive flavors of Baja
- Currently operate 181 restaurants in 5 states (CA, AZ, NV, CO, UT)
- Average unit volume of $1.02 million as of 6/29/08
- Franchise locations on the Las Vegas Strip and licensed locations at Petco Park and Honda Center
- TTM revenue over $172 million as of June 2008


1. FLAVOR COMES FIRST
2. We never start your meal without YOU.
FRESH RULES
3. OUR CHIPS, SALSAS & GUACAMOLE ARE MADE FRESH
4. our signature black & pinto beans are never refried
5. we use no Lard or MSG. Ever

Where We Are…



41
30
44
11
12
6
Las Vegas
24
2
Salt Lake City
4
Denver
Sacramento
San Francisco
1
1
Fresno
Bakersfield
Los Angeles
Orange County
San Diego
6
Phoenix
Tucson

- **Market Outlook**
- Strategy
- Results

Growth in Fast Casual Market
(in billions)



$23.5
10.0% / yr.*
9.5% / yr.
$16.0
$14.6
2006
2007
2010

* Estimated Growth

Source: NRA

Industry Pressures

1. Food Cost
2. Healthy
3. Green/Packaging
4. Immigration

- Market Outlook
- **Strategy**
- Results

Target Segment

Great Taste


Adults 25-49 w/above average income & education who crave unsurpassed flavorful foods, are health conscious, have limited time for a meal or snack (10-30 minutes) and expect to spend $6-$10 for a meal.

Differentiated Products With Great Taste



Grilled Salmon



Langostino Lobster



Crispy Shrimp



Enchiladas



Blackened Mahi Mahi

July 2008 New Products



Grilled Gourmet Tacos



Carnitas Rajas Burrito & Taco



Tropical Wrapsalada and Salad



Grilled Veggie Burrito

July 2008 Menu


BURRITOS
Big Burrito Especial $5.89/ $6.19
Grilled Mesquite Shrimp $6.29
Grilled Mahi Mahi $6.29
Beer-Battered Fish $4.49
Bean & Cheese $3.49
Carnitas Rajas NEW $6.19
NEW Grilled Veggie $5.29
Baja Grill $5.89/ $6.19
HealthMex $5.89/ $6.29
Add pinto beans & a drink to any burrito $1.75
NEW Cabo Plate $8.49
NEW Fish Burrito & Fish Taco Plate $6.89
TACOS
A LA CARTE
2 TACO PLATE
World Famous Fish Taco $2.09 $4.89
Fish Especial $2.29 $5.29
NEW Carnitas Rajas $2.69 $6.19
Grilled Chicken $2.69 $6.19
Grilled Steak $2.79 $6.99
Any 2 different tacos from above - $6.29
Grilled Mesquite Shrimp $2.99 $6.69
Grilled Mahi Mahi $3.29 $7.19
HealthMex
Street Taco $1.59 $5.49
Add a drink to any plate $1.50
GRILLED GOURMET
NEW TACO PLATES
2 tacos, pinto or black beans and chips.
Grilled Portobello & Poblano $7.29
Grilled Chicken $7.69
Sirloin Steak $7.99
Garlic Herb Shrimp $8.29
Any 2 different Grilled Gourmet Tacos $7.99
SALADS & BOWLS
WRAPSALADA SALAD
Chopped $6.29 $5.79
NEW Tropical $6.49 $6.29
Chipotle Ranch $6.49 $6.29
Fiesta $6.29 $5.79
Grilled Grande Bowl $5.89
KID'S MEALS
Choice of: $4.29
OTHER FAVORITES
Enchiladas
$5.29/ $6.29
$5.99
Three Cheese Quesadilla $4.59
Nachos Grande $4.59
Chicken Taquitos (3) $3.89
SIDES
Rice or Chips 50¢/$1.39
Beans 50¢/$1.39
Guacamole & Chips $2.59
DRINKS & DESSERTS
Soft Drinks $1.59/$1.79
Bottled Water $1.59
Beer $2.75/ $3.25
Churro $1.00 / Brownie $1.50

7/15/08-CMT-1 7/15/08-CMT-2 7/15/08-CMT-3 7/15/08-CMT-4 7/15/08-CMT-5

7.15.08 CMT

Re: The New Tacos Are Outstanding!!! __12-Aug-08 01:51 pm__
The best steak taco I have ever tasted. After leaving the store I wanted to go back and get another one all night. The price is fine. People pay $200 for a pair of sheepskin boots, $4 for a gallon of gas, $2000 for a flat panel TV, $389 for Disneyland passes. Remember your not eating Dell Taco, or even Tito's Tacos. Your eating something that actually tastes great. I think I'm going over there today and try the shrimp taco.

Source: Yahoo Message Board


BEACH MEX
Beach Mex is: fresh.
Beach Mex is: flavorful.
Beach Mex is: the best ingredients the planet has to offer.
It's simple preparations, but complex tastes.
It's lighter, it's healthier (but it's completely soul-satisfying).

Two-Pronged Limited Time Offers


5 Specials,
just $5 each
25 years later,
$5 still
goes a long way.
CELEBRATING
BEACH MEX
For a limited time only.


WRAPSALADAS.
NO FORK?
NO PROBLEM.


RUBIO'S INTRODUCES
Grilled
GOURMET
TACOS
Hoity, toity, and tasty.
Rubio's
FRESH MEXICAN GRILL

Connected with our Targeted Guests in a Wired World

New Website Homepage


Rubio's
Find my local Rubio's
Company
Careers
Comments
MENU
ORDER ONLINE
SERVE A GROUP
LOCATIONS
RUBIO'S CARDS
BEACH CLUB
FUNDRAISERS
COMMUNITY
It's not a destination.
IT'S A STATE OF MIND.
BEACH MEX.
OUR NET OVERFLOWETH.
Crispy Shrimp is back.
Got a BIG GROUP TO FEED?
Project Green

On-line Promotions


SignOnSanDiego.com
Get a Recycling Starter Kit.
bottlesandcans.com
Metro
Into the homestretch
Local Video
Senior project
Blackened
MAHI MAHI
Rubio's

Grow large, off premises sales to over $100,000 per restaurant

Premium, Eco-friendly Packaging



Rubio's
a-Go-Go

Online Web Ordering



ORDER NOW

Focused Development Effort

<u>Site Selection Process</u>

- Fully-developed trade areas that have above average income
  - High volume, upscale retail centers
  - Lifestyle/entertainment centers
  - Urban power dining locations
  - Office complexes
- Maximize use of outdoor patio seating
- Rigorous pro forma after tax internal rate of return review (Target after Tax 20% IRR)

Compelling Unit Level Economics

Quality site selection and effective execution leads to superior returns

($ in thousands)	Comp Stores(1)	Targeted New Stores(2)
Restaurant sales	$1,017	$1,200
Net cash investment	$550	$600
Restaurant cash flow(3)	$160	$240
% Margin(3)	*16%*	*20%*
Cash return on cash investment(3)	*29%*	*40%*

(1) Figures reflect averages for the 160 Stores in the comparable base as of 6/29/08
(2) New Store targeted unit economics for year three in mature markets
(3) Computed using pre-tax restaurant cash flows

New Restaurant Design





Real Estate Model Projects
Core Customers


Rubio's
San Francisco-Oakland, CA CBSA
Existing Locations
Potential Locations
Mill Valley
Richmond
Walnut Creek
Brentwood
EMERYVILLE
Danville
Pleasanton
Pacific Ocean
South San Francisco
San Francisco Bay
Hayward
Fremont
Redwood City
Cherry Ave
Miles
0
2.5
5
BUXTON GIS
Buxton

Foreclosure Maps - Denver



BOULDER COUNTY
JEFFERSON COUNTY
ADAMS COUNTY
DIA
DENVER
ARAPAHOE COUNTY
JEFFERSON COUNTY
DOUGLAS COUNTY
Foreclosed / short sale
0.0% to 10.0%
10.1% to 20.0%
20.1% to 30.0%
30.1% to 50.0%
50.1% to 87.8%

Opportunity in Mature Trade Areas Evidenced by Recent NSO Success

New Store	Weeks Open	AWS	Annualized	Market AWS	% Over Market
The Plant	16	22,563	$1.2MM	19,953	-5.1%
Rancho Cordova	10	27,224	$1.4MM	19,221	41.6%
Stockton	7	21,991	$1.1MM	20,035	9.8%
Pleasant Hill	3	38,996	$2.0MM	23,865	63.4%

Lease Expirations



1
29
41
24
26
19
11
2
11
10
6
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018

Cost Savings Initiatives

➢ G&A Restructure	$300,000 '08 & $600,000 '09
➢ Upgraded Labor Management System	Q2 '07 Q2 '08 32.0% to 31.3%
➢ Unit Operating Expense Saving	Q2 '07 Q2 '08 11.7% to 11.5%
➢ Cost of Sales - Comprehensive Food Cost Review - Menu Cost - Multi-Sourcing	Q1 '08 Q2 '08 29.2% to 28.8%

Strong Leverageable Team

	Years Experience	Previous Experience
Dan Pittard President & CEO	30	Amoco, McKinsey&Company, PepsiCo, Frito Lay
Marc Simon Senior V. P. Operations	30	Chipotle, Ernst & Young, McDonald's, Incredible Pizza Company
Larry Rusinko Senior V. P. Marketing	19	Panera Bread, Taco Bell, Friendly's
Ken Hull Senior V. P. Development	26	McDonald's, Frisch's, Golden Corral
Gerry Leneweaver Senior V. P. People Services	30	T.G.I. Friday's, Ground Round, Frito Lay, PepsiCo, Pizza Hut, Atari
Frank Henigman Chief Financial Officer	20	Shell, Merrill Lynch, Sumitomo Corporation

Summary

STRATEGY	PROGRESS
1. Create delicious Baja inspired foods with unique flavorful tastes derived from a perfect blend of spices for the respective proteins.	9 new items introduced
2. Position the brand around Beach Mex with two-prong promotion strategy.	Beach Shack 6% Mix GGTs – 8% Mix
3. Grow off premises business with best in class packaging, on line and text ordering as well as delivery in select trade areas.	From $25,000 to $47,000
4. Focus growth of new units in mature, above average income trade areas and close restaurants at the end of their leases in lower income trade areas that are under performing.	Last 4 units AUV run rate above $1.2 million
5. Maintain tight cost controls and achieve economies of scale with growths.	G&A $600,000 annual New systems installed

Rubio's Competitive Edge

Adults 25-49w/above average income & education who crave unsurpassed flavorful foods, are health conscious, have limited time for a meal or snack (10-30 minutes) and expect to spend $6-$10 for a meal.

Rubio's FRESH MEXICAN GRILL

Advantage vs. Competition

- QSR's-Quality
- Fast Casual-Variety/Unique Products
- Casual Dining-Price/Cost

- Market Outlook
- Strategy
- **Results**

Value Perceptions Among Much of Core Target is Improving

Value for the Money



Income
80%
70%
60%
50%
40%
30%
20%
10%
0%
52%
69%
Under $50K
Over $50K
2005
2006
2007



Age
70%
60%
50%
40%
30%
20%
10%
0%
55%
64%
16-34yrs
35+yrs
2005
2006
2007

Unit Economics by AUV Tier*


67.2%
37.8%
4.5%
60.9%
32.0%
15.9%
59.2%
30.4%
18.5%
55.8%
27.4%
24.9%
Below $800K
$800K-$1,300K
$1.1M-$1.2M
Above $1,300K

* Data based on the Company's results for the trailing 52-weeks ended 6/29/08.

Comp Sales



New Menu
4.9%
8.3%
7.8%
7.1%
2.1%
1.7%
-3.3%
-3.9%
-6.5%
0.2%
Q4 2006
Q1 2007
Q2 2007
Q3 2007
Q4 2007
Q1 2008
Q2 2008
Q3 Pre-7/15
Q3 7/15-8/31

*Actual comp sales of 1.7% adjusted to exclude estimated impact of Southern California wildfires. Estimated lost sales due to fires of $180,000 would have added 0.4% to comp figure.

Adjusted EBITDA vs. Same Quarter Prior Year*


$2.5
$2.2
$2.8
$2.6
$3.3
$3.1
$3.8
$2.5
$2.4
$2.8
$1.4
$3.3
$3.4
($1.0)
'05 '06
'06 '07
'06 '07
'06 '07
'06 '07
'07 '08
'07 '08
Q4 '06
Q1 '07
Q2 '07
Q3 '07
Q4 '07
Q1 '08
Q2 '08

*Adjusted EBITDA calculated as reported by the Company in its earnings releases for each of the quarterly periods listed above.


Rubio's
FRESH MEXICAN GRILL